PROVISION FOR INCOME TAXES	6 Months Ended
Dec. 31, 2011
Provision For Income Taxes
PROVISION FOR INCOME TAXES
5)	PROVISION FOR INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. When it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit. We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements for the three-month periods ended December 30, 2011 and 2010, respectively, under FASB ASC 740. We did not recognize any adjustment to the liability for uncertain tax position and therefore did not record any adjustment to the beginning balance of accumulated deficit on the consolidated balance sheet.

Operating loss carry forwards totaled $24,658 as of December 31, 2011, and $7,278 as of June 30, 2011, and will begin to expire in 2030. Accordingly, deferred Federal tax assets of approximately $8,630 and $2,547, respectively, were offset by a valuation allowance.